Share Transfer Agreement

This Agreement dated effective the 3rd day of July, 2018.

BETWEEN:

NAME OF TRANSFEROR:	Thomas Brady

ADDRESS OF TRANSFEROR:	1005 – 1101 Pacific Street

Vancouver, BC

Canada, V6E 1T3

	(the “Transferor”)	OF THE FIRST PART

AND:

	NAME OF PURCHASER:	Joseph Gallo

	ADDRESS OF PURCHASER:	4448 Patterdale Drive

North Vancouver, BC

Canada, V7R 4L8

	(the “Purchaser”)	OF THE SECOND PART

THIS AGREEMENT WITNESSES THAT in consideration of the price of $3,000 USD (the “Purchase Price”), the receipt of which is herby acknowledged, and in reliance of the agreements, representations and warranties of the Purchaser, the Transferor hereby agrees to sell 3,088,500 units of the common stock (the “Shares”) of Madison Technologies Inc. (the “Corporation”) represented by Share certificate number 201 to the Purchaser free and clear of all liens, charges and encumbrances.

The Purchaser represents and warrants to the Transferor that:

(1) The Purchaser is acquiring the Shares for the Purchaser’s own account for investment purposes; and

(2) The Purchaser possesses the financial and business experience to make an informed decision to acquire the Shares and has had access to all information relating to the Company and its business operations, which would be necessary to make an informed decision to purchase the Shares.

The Transferor represents and warrants to the Purchaser that:

(1) The Transferor is not an affiliate of the Corporation, has not been an affiliate of the Corporation within the last three months, and did not acquire the Shares from an affiliate of the Corporation; and

(2) The Transferor has the right to dispose of the Shares in the manner contemplated by this agreement.

Closing shall take place at signing. At the Closing the Purchaser shall deliver to the Transferor cash or banker’s draft for the Purchase Price and the Transferor shall deliver the certificate representing the shares duly endorsed for transfer with an appropriate signature guarantee.

This agreement may be executed in one or more counter-parts, each of which so executed shall constitute original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date of this Agreement.

NO. OF SHARES TRANSFERRED:

3,088,500

TRANSFEROR

NAME OF TRANSFEROR:	Thomas Brady

NAME OF AUTHORIZED SIGNATORY:
(if Transferor is not an individual)	Belkis Jimenez Rivero (POA)

SIGNATURE	/s/ Belkis Jimenez Rivero

PURCHASER

NAME OF PURCHASER:	Joseph Gallo

NAME OF AUTHORIZED SIGNATORY:
(if Purchaser is not an individual)

SIGNATURE	/s/ Joseph Gallo